UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 5, 2019

(Date of earliest event reported)

Morgan Stanley Capital I Trust 2016-UBS9

(Central Index Key Number of issuing entity: 0001664682)

(Exact name of issuing entity)

Morgan Stanley Capital I Inc.

(Central Index Key Number of registrant: 0001547361)

(Exact name of registrant as specified in its charter)

UBS Real Estate Securities Inc.

(Central Index Key Number of sponsor: 0001541886)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number of sponsor: 0001541557)

Bank of America, National Association

(Central Index Key Number of sponsor: 0001102113)

New York

(State or other jurisdiction of incorporation)

333-206582-01

(Commission File No.)

13-3291626

(IRS Employer Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD

(Address of principal executive offices)

21045

(Zip Code)

Registrant’s telephone number, including area code   (410) 884-2000

Not Applicable

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 8 – Other Events

Item 8.01. Other Events.

Effective as of November 5, 2019, LNR Partners, LLC (“LNR Partners”), a Florida limited liability company, will act as special servicer for the Twenty Ninth Street Retail mortgage loan and each related pari passu promissory note (collectively, the “Twenty Ninth Street Retail Non-Serviced Loan Combination”), replacing Torchlight Loan Services, LLC as special servicer for such non-serviced loan combination.  LNR Partners was appointed at the direction of Waterfall Asset Management, LLC, the controlling class representative under the GS Mortgage Securities Trust 2016-GS2 pooling and servicing agreement, pursuant to which the Twenty Ninth Street Retail Non-Serviced Loan Combination is serviced.  As special servicer for the Twenty Ninth Street Retail Non-Serviced Loan Combination, LNR Partners will be responsible for the servicing and administration of the Twenty Ninth Street Retail Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Twenty Ninth Street Retail Non-Serviced Loan Combination when such non-serviced loan combination is not specially serviced.  Servicing of the Twenty Ninth Street Retail Non-Serviced Loan Combination will continue to be governed by the GS Mortgage Securities Trust 2016-GS2 pooling and servicing agreement, dated as of May 1, 2016.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.
(Registrant)
Date: November 5, 2019
	By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President